CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED

Amendment #32
to the Yahoo Publisher Network Contract #1-19868214
Effective Date: April 24, 2009, as amended (“Agreement”)

THIS AMENDMENT #32 to the Agreement (“Amendment #32”) is by and between ValidClick, Inc. (“Publisher”), on the one hand, and Yahoo Holdings Inc. (formerly known as Oath Holdings Inc.), Yahoo EMEA Limited (formerly known as Verizon Media EMEA Limited), and Yahoo! Singapore Digital Marketing Pte. Ltd. (collectively, “Yahoo”), on the other hand, and is made effective as of the latter date of Yahoo’s or Publisher’s signature below (the “Amendment #32 Effective Date”). All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

In consideration of these mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, Publisher and Yahoo hereby agree as follows:

1.Term. The Term of the Agreement is hereby extended by deleting the current End Date on the Cover Page and replacing it with “End Date: November 30, 2027.” Thereafter, the Term will automatically renew for additional one (1) year periods unless either party gives notice of non-renewal at least ninety (90) days before the expiration of the then-current Term.

2.Compensation.

A.Effective as of April 1, 2023, the chart set forth in the “Compensation” section of the Cover Page of the Agreement (as most recently amended and restated in Amendment #28) is deleted in its entirety and replaced with the following:

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B.***

C.***

3.Section 21 (Traffic Quality Shortfall) of Attachment B (Terms and Conditions). Section 21 (Traffic Quality Shortfall) of Attachment B (Terms and Conditions) is hereby deleted in its entirety and replaced with the following new Section 21:

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4.Miscellaneous. Except as expressly set forth herein, the Agreement will remain in full force and effect in accordance with its terms. The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as ‘hereunder,” “hereby,” “herein,” and “hereof”) shall be deemed references to the Agreement as amended hereby. In the event of a conflict between any of the terms and conditions of the Agreement and the terms and conditions of this Amendment #32, the terms and conditions of this Amendment #32 shall govern. This Amendment #32 may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to enter into this Amendment #32 effective as of the Amendment #32 Effective Date.

VALIDCLICK, INC. By: /s/ Jeremy Chrysler Name: Jeremy Chrysler Title: VP Search Date: 5/3/2023	YAHOO HOLDINGS INC. By: /s/ Brian Provost Name: Brian Provost Title: General Manager, Search Date: 5/3/2023
YAHOO EMEA LIMITED By: /s/ Paul Downey Name: Paul Downey Title: Vice President Date: 5/10/2023
YAHOO! SINGAPORE DIGITAL MARKETING PTE. LTD. By: /s/ Kenneth Koh Name: Kenneth Koh Title: Director Date: 5/4/2023